UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 5, 2006

TESSCO TECHNOLOGIES INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

11126 McCormick Road, Hunt Valley, Maryland 21031

 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (410) 229-1000

Inapplicable

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.              Entry into a Material Definitive Agreement.

Reference is made to the press release issued by the Registrant on April 5, 2006, the text of which is attached hereto as Exhibit 99.1, for a description of the event reported pursuant to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c)                                Exhibits. The following exhibits are filed herewith:

Exhibit No.
99.1	Press Release dated April 5, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TESSCO TECHNOLOGIES INCORPORATED
(Registrant)

Date: April 6, 2006	By:	/s/ Robert B. Barnhill

Robert B. Barnhill

Chairman, President and Chief Executive Officer